UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


                                 August 8, 2007
                Date of Report (Date of earliest event reported)


                                    VIAD CORP
             (Exact name of registrant as specified in its charter)



          Delaware                   001-11015                36-1169950
 State or other jurisdiction        (Commission             (IRS Employer
     of incorporation)              File Number)          Identification No.)


1850 North Central Avenue, Suite 800, Phoenix, Arizona      85004-4545
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:   (602) 207-4000

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     OTHER EVENTS

     On August 8, 2007, Viad Corp (the "Company") announced its intent to repurchase up to an additional one million shares of common stock of the corporation, from time to time at prevailing market prices. A copy of the Company's press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01     FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits
             99.1 - Press release dated August 8, 2007.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   VIAD CORP
                                   (Registrant)

August 8, 2007                     By  /s/  G. Michael Latta
                                       ---------------------
                                       G. Michael Latta
                                       Vice President - Controller
                                       (Chief Accounting Officer and
                                       Authorized Signer)